Exhibit 99.1

Pure Storage Announces Second Quarter Fiscal 2024 Financial Results
Record sales quarter for FlashBlade portfolio
Doubled subscription sales year-over-year for Evergreen//One
Increased operating margin annual guidance

SANTA CLARA, Calif. – August 30, 2023 – Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world's most advanced data storage technology and services, announced financial results for its second quarter fiscal 2024 ended August 6, 2023.

"Customers have responded enthusiastically to Pure’s new ability to satisfy all of their data storage needs on a single, consistent, flash data storage and management platform," said Charles Giancarlo, Chairman and CEO, Pure Storage. "With the introduction of Pure’s //E family of products, customers can now store cost sensitive bulk data with the benefits of all flash.”

Second Quarter Financial Highlights

•Revenue $688.7 million, an increase of 6.5% year-over-year
•Subscription services revenue $288.9 million, up 24% year-over-year
•Subscription annual recurring revenue (ARR) $1.2 billion, up 27% year-over-year
•Remaining performance obligations (RPO) $1.9 billion, up 26% year-over-year
•GAAP gross margin 70.7%; non-GAAP gross margin 72.8%
•GAAP operating loss $(6.2) million; non-GAAP operating income $111.8 million
•GAAP operating margin (0.9)%; non-GAAP operating margin 16.2%
•Operating cash flow $101.6 million; free cash flow $46.5 million
•Total cash, cash equivalents, and marketable securities $1.2 billion
•Returned approximately $22.0 million in Q2 to stockholders through share repurchases of 0.6 million shares

"We were very pleased with record sales across our FlashBlade portfolio, and doubling sales of our Evergreen//One subscription offering this quarter,” said Kevan Krysler, CFO, Pure Storage. "With our Purity software working directly with raw flash, we have established substantial differentiated advantages and business value for our customers, while at the same time expanding our margins."

Second Quarter Company Highlights

•Platform Innovation: Pure expanded the Pure//E™ family of products with the all-new FlashArray//E™, meeting the needs of the secondary storage market at prices competitive to 7200 RPM hard disk systems, with a fraction of the power, space, and operational costs. Pure introduced a new ransomware SLA guarantee for Evergreen//One™ and enhanced AIOps capabilities, offering customers advanced data resilience, enabling organizations to benefit from a comprehensive data protection strategy. In addition, Pure introduced the next generation FlashArray//X™ and FlashArray//C™ models, delivering the largest ever performance, efficiency, and security advancements to customers.

•Awards in AI and Cloud-Native Software: AIRI//S, Pure’s next-gen AI-ready infrastructure, was recognized by AI Breakthrough Awards as the Best AI Solution for Big Data. Portworx by Pure Storage was recognized as a leader in kubernetes storage by GigaOm for the fourth consecutive year.

•New Global Headquarters: Pure opened its new global corporate headquarters in Santa Clara, California to provide state-of-the-art support to employees and customers as the company’s industry-leading innovations continue to drive strong growth. Pure was also recognized by Fortune’s Best Workplaces in the Bay Area and was again certified as a Great Place to Work®.

Third Quarter and FY24 Guidance

	Q3FY24	FY24
Revenue	$760M	Mid to High Single Digit Y/Y Growth
Non-GAAP Operating Income	$135M
Non-GAAP Operating Margin	17.8%	15.5%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating margin to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, reconciliations of these non-GAAP financial measures guidance to the corresponding GAAP measures are not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the second quarter fiscal 2024 results at 2:00 pm PT today, August 30, 2023. A live audio broadcast of the conference call will be available at the Pure Storage Investor Relations website, investor.purestorage.com. Pure will also post its earnings presentation to this website in advance of the call and post its prepared remarks to this website within 24 hours following completion of the call.

A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 1-800-770-2030 (or +44 647 362 9199 for international callers) with passcode 5667482.

Additionally, Pure is scheduled to participate at the following investor conference or event:

Goldman Sachs Communacopia + Technology Conference
Date: Tuesday, September 5, 2023
Time: 11:30 a.m. PT / 2:30 p.m. ET
Kevan Krysler, CFO and Rob Lee, CTO

The presentation will be webcast live and archived on Pure's Investor Relations website at investor.purestorage.com.

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About Pure Storage

Pure Storage (NYSE: PSTG) uncomplicates data storage, forever. Pure delivers a cloud experience that empowers every organization to get the most from their data while reducing the complexity and expense of managing the infrastructure behind it. Pure’s commitment to providing true storage as-a-service gives customers the agility to meet changing data needs at speed and scale, whether they are deploying traditional workloads, modern applications, containers, or more. Pure believes it can make a significant impact in reducing data center emissions worldwide through its environmental sustainability efforts, including designing products and solutions that enable customers to reduce their carbon and energy footprint. And with the highest Net Promoter Score in the industry, Pure's ever-expanding list of customers are among the happiest in the world. For more information, visit www.purestorage.com.

Analyst Recognition

Leader in the 2022 Gartner Magic Quadrant for Primary Storage
Leader in the 2022 Gartner Magic Quadrant for Distributed File Systems & Object Storage

Connect with Pure

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Trademark List at www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period financial results, our technology and product strategy, specifically customer priorities around sustainability, the benefits to our customers of using our products, our ability to adjust to current macro conditions and expand market share, our sustainability goals and benefits, the timing and magnitude of large orders, the impact of inflation, economic or supply chain disruptions, demand for our products and subscription services, including Evergreen//One, our expectations regarding our product and technology differentiation, including FlashBlade//E, new customer acquisition, the continued success of the Portworx technology, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 5, 2023. All information provided in this release and in the attachments is as of August 30, 2023, and Pure undertakes no duty to update this information unless required by law.

Key Business Metric

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, and costs associated with the exit of certain operations and closing of certain leased facilities that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Paul Ziots -- Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom -- Global Communications, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	Second Quarter of Fiscal 2024	Fiscal 2023

Assets
Current assets:
Cash and cash equivalents	$408,900	$580,854
Marketable securities	819,777	1,001,352
Accounts receivable, net of allowance of $1,062 and $1,057	525,260	612,491
Inventory	47,498	50,152
Deferred commissions, current	71,344	68,617
Prepaid expenses and other current assets	168,283	161,391
Total current assets	2,041,062	2,474,857
Property and equipment, net	325,783	272,445
Operating lease right-of-use-assets	133,066	158,912
Deferred commissions, non-current	184,073	177,239
Intangible assets, net	40,906	49,222
Goodwill	361,427	361,427
Restricted cash	9,960	10,544
Other assets, non-current	37,645	38,814
Total assets	$3,133,922	$3,543,460

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$98,008	$67,121
Accrued compensation and benefits	165,394	232,636
Accrued expenses and other liabilities	128,842	123,749
Operating lease liabilities, current	41,697	33,707
Deferred revenue, current	769,871	718,149
Debt, current	—	574,506
Total current liabilities	1,203,812	1,749,868
Long-term debt	100,000	—
Operating lease liabilities, non-current	132,191	142,473
Deferred revenue, non-current	667,172	667,501
Other liabilities, non-current	44,419	42,385
Total liabilities	2,147,594	2,602,227
Stockholders’ equity:
Common stock and additional paid-in capital	2,610,513	2,493,799
Accumulated other comprehensive loss	(12,607)	(15,504)
Accumulated deficit	(1,611,578)	(1,537,062)
Total stockholders' equity	986,328	941,233
Total liabilities and stockholders' equity	$3,133,922	$3,543,460

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Second Quarter of Fiscal		First Two Quarters of Fiscal
	2024	2023	2024	2023

Revenue:
Product	$399,738	$414,603	$708,701	$815,764
Subscription services	288,933	232,169	569,277	451,413
Total revenue	688,671	646,772	1,277,978	1,267,177
Cost of revenue:
Product (1)	120,605	134,292	216,818	259,776
Subscription services (1)	81,473	68,912	161,220	137,407
Total cost of revenue	202,078	203,204	378,038	397,183
Gross profit	486,593	443,568	899,940	869,994
Operating expenses:
Research and development (1)	182,492	165,690	367,823	326,963
Sales and marketing (1)	232,732	206,836	465,178	424,989
General and administrative (1)	60,831	56,679	128,215	108,246
Impairment and other (2)	16,766	—	16,766	—
Total operating expenses	492,821	429,205	977,982	860,198
Income (loss) from operations	(6,228)	14,363	(78,042)	9,796
Other income (expense), net	6,686	585	18,435	(5,596)
Income (loss) before provision for income taxes	458	14,948	(59,607)	4,200
Income tax provision	7,573	4,026	14,909	4,813
Net income (loss)	$(7,115)	$10,922	$(74,516)	$(613)

Net income (loss) per share attributable to common stockholders, basic	$(0.02)	$0.04	$(0.24)	$(0.00)
Net income (loss) per share attributable to common stockholders, diluted	$(0.02)	$0.03	$(0.24)	$(0.00)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	309,510	297,475	307,687	296,659
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	309,510	312,720	307,687	296,659

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$2,958	$2,607	$5,613	$4,470
Cost of revenue -- subscription services	6,851	5,808	12,498	11,164
Research and development	44,085	41,575	82,317	78,092
Sales and marketing	19,493	17,954	36,674	36,299
General and administrative	16,060	15,620	30,175	28,110
Total stock-based compensation expense	$89,447	$83,564	$167,277	$158,135
(2) Lease impairment and abandonment charges associated with cease-use of our former corporate headquarters

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Second Quarter of Fiscal		First Two Quarters of Fiscal
	2024	2023	2024	2023

Cash flows from operating activities
Net income (loss)	$(7,115)	$10,922	$(74,516)	$(613)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	30,223	23,886	59,913	46,549
Stock-based compensation expense	89,447	83,564	167,277	158,135
Lease impairment and abandonment charges	16,766	—	16,766	—
Other	(1,225)	2,084	(3,029)	3,031
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable, net	(133,974)	(56,122)	87,231	140,007
Inventory	4,152	(10,793)	4,460	(12,492)
Deferred commissions	(7,229)	(4,683)	(9,560)	10,626
Prepaid expenses and other assets	5,737	(3,821)	(358)	(15,563)
Operating lease right-of-use assets	8,634	9,071	19,635	16,820
Accounts payable	30,304	890	26,311	(6,529)
Accrued compensation and other liabilities	31,558	51,139	(57,524)	(37,824)
Operating lease liabilities	(7,033)	(12,962)	(13,133)	(21,442)
Deferred revenue	41,373	66,205	51,392	98,807
Net cash provided by operating activities	101,618	159,380	274,865	379,512
Cash flows from investing activities
Purchases of property and equipment (1)	(55,105)	(25,184)	(106,529)	(57,994)
Acquisition, net of cash acquired	—	(1,989)	—	(1,989)
Purchases of marketable securities	(117,829)	—	(246,617)	(17,251)
Sales of marketable securities	5,708	—	48,748	—
Maturities of marketable securities	98,330	124,818	386,703	240,993
Net cash provided by (used in) investing activities	(68,896)	97,645	82,305	163,759
Cash flows from financing activities
Net proceeds from exercise of stock options	25,218	3,859	29,848	15,264
Proceeds from issuance of common stock under employee stock purchase plan	—	—	21,219	19,396
Principal payments on borrowings and finance lease obligations	(287)	(182)	(577,067)	(251,577)
Proceeds from borrowings	—	—	100,000	—
Tax withholding on vesting of equity awards	(5,068)	(2,793)	(11,827)	(12,987)
Repurchases of common stock	(21,970)	(60,579)	(91,881)	(126,999)
Net cash used in financing activities	(2,107)	(59,695)	(529,708)	(356,903)
Net increase (decrease) in cash, cash equivalents and restricted cash	30,615	197,330	(172,538)	186,368
Cash, cash equivalents and restricted cash, beginning of period	388,245	465,781	591,398	476,743
Cash, cash equivalents and restricted cash, end of period	$418,860	$663,111	$418,860	$663,111

(1) Includes capitalized internal-use software costs of $5.3 million and $3.9 million for the second quarter of fiscal 2024 and 2023 and $10.6 million and $6.8 million for the first two quarters of fiscal 2024 and 2023.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Second Quarter of Fiscal 2024						Second Quarter of Fiscal 2023
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$2,958	(c)					$2,607	(c)
			135	(d)					64	(d)
			402	(e)					—
			3,306	(f)					3,252	(f)
Gross profit --product	$279,133	69.8%	$6,801		$285,934	71.5%	$280,311	67.6%	$5,923		$286,234	69.0%

			$6,851	(c)					$5,808	(c)
			481	(d)					265	(d)
			413	(e)					—
			5	(g)					24	(g)
Gross profit -- subscription services	$207,460	71.8%	$7,750		$215,210	74.5%	$163,257	70.3%	$6,097		$169,354	72.9%

			$9,809	(c)					$8,415	(c)
			616	(d)					329	(d)
			815	(e)					—
			3,306	(f)					3,252	(f)
			5	(g)					24	(g)
Total gross profit	$486,593	70.7%	$14,551		$501,144	72.8%	$443,568	68.6%	$12,020		$455,588	70.4%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Second Quarter of Fiscal 2024						Second Quarter of Fiscal 2023
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$89,447	(c)					$83,564	(c)
			876	(d)					1,780	(d)
			4,507	(e)					2,518	(e)
			3,837	(f)					3,785	(f)
			2,617	(g)					—
			16,766	(h)					—
Operating income (loss)	$(6,228)	-0.9%	$118,050		$111,822	16.2%	$14,363	2.2%	$91,647		$106,010	16.4%

			$89,447	(c)					$83,564	(c)
			876	(d)					1,780	(d)
			4,507	(e)					2,518	(e)
			3,837	(f)					3,785	(f)
			2,617	(g)					—
			16,766	(h)					—
			153	(i)					802	(i)
			—						(1,767)	(j)
Net income (loss)	$(7,115)		$118,203		$111,088		$10,922		$90,682		$101,604

Net income (loss) per share -- diluted	$(0.02)				$0.34		$0.03				$0.32
Weighted-average shares used in per share calculation -- diluted	309,510		17,060	(k)	326,570		312,720		—		312,720

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired company.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(h) To eliminate lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.
(i) To eliminate amortization expense of debt issuance costs related to our debt.
(j) To eliminate net gain from legal settlements in connection with facilities abandoned in the second quarter of fiscal 2021.
(k) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Second Quarter of Fiscal
	2024	2023
Net cash provided by operating activities	$101,618	$159,380
Less: purchases of property and equipment (1)	(55,105)	(25,184)
Free cash flow (non-GAAP)	$46,513	$134,196

(1) Includes capitalized internal-use software costs of $5.3 million and $3.9 million for the second quarter of fiscal 2024 and 2023.